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                               EXHIBIT "10.2.1"
                               ----------------

                        MANAGEMENT SERVICES AGREEMENT
                        -----------------------------

     BETWEEN: DESJARDINS LAURENTIAN FINANCIAL CORPORATION, a duly incorporated company, having its principal place of business at 1 Complexe Desjardins, P.O. Box 10500, Desjardins Station, Montreal, Province of Quebec, H5B 1J1, herein represented by Humberto Santos, its President and Chief Executive Officer, and Guy Rivard, its Senior-Vice President Finance and Administration, both duly authorized as they so declare, hereinafter referred to as:

                                             ("DLFC")
                                             --------

     AND    :                 LAURENTIAN CAPITAL CORPORATION, a
                              corporation duly incorporated under the laws of the State of Delaware, having its head office at 640 Lee Road, Suite 303, Wayne,
                              Pennsylvania 19087, herein represented by
                              Robert T. Rakich, its President and Chief
                              Executive Officer, and Bernhard Koch, its
                              Senior Vice-President, Chief Financial
                              Officer, Treasurer and Secretary,
                              hereinafter referred to as:

                                             ("LCC")
                                             -------

     WHEREAS DLFC, a subsidiary of SFCD (Societe financiere des caisses Desjardins), is a holding company which provides management services to its subsidiaries, associated companies and parent company (the "Group");

     WHEREAS LCC is a member of the Group and is located in the United
     States;

     ACCORDINGLY THE PARTIES HERETO AGREE AS FOLLOWS:

     1.   PURPOSE
          -------
     The present agreement aims to determine the invoicing methods of the services rendered by DLFC to LCC.
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                                      2

     For the purpose of the present agreement, the services rendered by DLFC include the services rendered to LCC and its subsidiaries which will be entirely charged to LCC.

     2.   CERTAIN MANAGEMENT RELATED SERVICES
          -----------------------------------
     2.1  Indirect Services
          -----------------
     Commencing on January 1st, 1994 and up to December 31, 1994, DLFC agrees to make available to LCC and LCC agrees to purchase the following services:

          a) its planning services, including preparation and distribution on a regular basis of business environmental reviews, development of planning tools, administration and maintenance of an information base on financial industry competitors and the coordination and support of key planning projects;

          b) its financial management services, including preparation and updating of the financing strategies, maintenance of alternative financing sources and their availability to member companies, consultation on the development of financial management reporting and control systems, consultation on the design and conduct of internal audit activities and monitoring developments in the area of accounting policies and shareholders reporting;

          c) its communication services, including review of most press releases, development of basic communication strategies for external and internal purposes, advisory services pertaining to media relations, marketing program launches and major corporate announcements, provision of support services for communication needs pertaining to annual reports and, administration and development of communication programs to constituencies such as financial analysts and government bodies;

          d) its legal, financial and strategic support in respect of acquisition and reorganization undertaken to meet LCC's growth strategy;
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                                      3

          e) its representative services and support with respect to the legislative and regulatory matters related to financial services.

     2.2  Direct Services
          ---------------
     Commencing on January 1st, 1994, DLFC agrees to make available to LCC the following services:
          a)   the services of an executive of DLFC as director;
          b)   the maintenance of a risk management program;
          c)   any other services requested by LCC.

     For each of these items, a specific agreement will be drafted and corresponding invoices will be transmitted to LCC for payment.

     3.   COST OF SERVICES
          ----------------
     3.1  Billing of Indirect Services
          ----------------------------
     LCC shall be billed for services provided by DLFC under Section 2.1 at a flat amount of $196,363 CDN. This amount represents an approximation of the cost incurred by DLFC for providing such services, to the exclusion of costs associated with its ownership charges. The cost incurred by DLFC for providing such services shall be determined by considering a variety of relevant factors, including without limitation, personnel costs incurred in providing such services, actual expenses incurred from third parties, out-of-pocket expenses, and the cost of materials and overhead consumed in providing the services requested and the allocation of such costs on a reasonable basis to all member companies of the Group.
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                                      4

     3.2  Billing of Direct Services
          --------------------------
     LCC shall be billed for services provided by DLFC under Section 2.2 at the rate specified in Schedule A. The rate represents the actual cost incurred by DLFC for providing such services and paid to third parties. The cost of other services requested by LCC will be mutually agreed upon before they are incurred by DLFC.

     4.   REVIEW OF SERVICES
          ------------------
     LCC may request at its discretion a review of DLFC's total charges and of the allocation formula.

     5.   CONFIDENTIALITY
          ---------------
     All information provided by LCC to DLFC in connection with this Agreement shall be provided only to assist DLFC in providing the direct and indirect services to LCC. DLFC agrees to hold all such information in the strictest confidentiality and further agrees that it will not disseminate or make any other use of such information in contravention of United States federal or state securities laws or other applicable laws.

     6.   INTERPRETATION
          --------------
     Should any dispute or question arise out of or in connection with this Agreement, DLFC or LCC, as the case may be, will submit the dispute or question to a mutually acceptable arbitrator who will render a decision with respect to the dispute or question within ten (10) days of such submission. If DLFC and LCC cannot select a mutually acceptable arbitrator, each of DLFC and LCC shall select an arbitrator, and the arbitrators so selected will select a third arbitrator, and the dispute or question shall be decided by a majority of the three arbitrators within ten (10) days following the selection of such third arbitrator. DLFC and LCC agree that the decision rendered by the arbitrator or arbitrators shall be final and binding. DLFC and LCC agree that each shall pay half the cost of such arbitration.
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                                      5

     7.   TERM
          ----
     This agreement shall apply only to the services rendered during the year ending December 31, 1994. LCC and DLFC contemplate the entering into an agreement with respect to services to be provided by DLFC after such date, during 1995.



     8.   MISCELLANEOUS
          -------------
     8.1  Notice
          ------
     Any notice, request, instruction, consent, approval or other communication required or permitted hereunder shall be made in writing and shall be delivered personally, sent by certified or registered mail, postage prepaid, telegraphed, sent by facsimile transmission or by telex, and shall be deemed given when so delivered personally, telegraphed, telexed, sent by facsimile transmission, or, if mailed, four (4) days after the date of deposit in the mail, as follows:

     TO DLFC: Desjardins Laurentian Financial Corporation 1 Complexe Desjardins, P.O. Box 10500
                         Desjardins Station
                         Montreal, Quebec, Canada
                         H5B 1J1

                         Attn:  Senior Vice-President Finance and
                                   Administration

     TO LCC:             Laurentian Capital Corporation
                         640 Lee Road
                         Suite 303
                         Wayne, PA  19087

                         Attn:  President and Chief Executive Officer

     8.2  Governing Law
          -------------
     The validity, interpretation, enforceability and performance of this Agreement shall be construed and enforced in accordance with the laws of Canada.
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                                      6

     8.3  Counterparts
          ------------
     This Agreement may be executed in counterparts, each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF EACH OF THE PARTIES HAS CAUSED THIS AGREEMENT TO BE EXECUTED ON ITS BEHALF BY ITS DULY AUTHORIZED OFFICERS ON THE 3rd DAY OF MAY, 1994.



                              DESJARDINS LAURENTIAN FINANCIAL CORPORATION


                              By: /s/ Humberto Santos
                                  ----------------------------------------
                                   Humberto Santos, President and Chief
                                   Executive Officer


                              By: /s/ Guy Rivard
                                  ----------------------------------------
                                   Guy Rivard, Senior Vice-President
                                   Finance and Administration


                              LAURENTIAN CAPITAL CORPORATION


                              By: /s/ Robert T. Rakich
                                  ----------------------------------------
                                   Robert T. Rakich, President and Chief
                                   Executive Officer


                              By: /s/ Bernhard Koch
                                  ----------------------------------------
                                   Bernhard Koch, Senior Vice-President,
                                   Chief Financial Officer,
                                   Treasurer and Secretary
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                                      7

                                 SCHEDULE A
                                 ----------

                          1994 DLFC Charges to LCC
                          ------------------------


     Direct Services
     ---------------
                                             1994
                                   --------------------------
                                                  ANNUAL
                                   INVOICING      AMOUNT            1993
                                   --------------------------    -------

                                             (Canadian dollars)

     a)  Services of an executive
         of DLFC as Director            *              *               *

     b)  Risk management
         program                     Annually         **              **

     c)  Other services              Upon completion
                                     of services     ***             ***


        * The services of an executive of DLFC as a member of the Board of Directors shall be free of charge in 1994.

       ** All documentation and information concerning costs will be monitored by the Corporation's Vice-president and Controller.

      ***      Charges to be based on specifically requested services.
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                                      8

                                 SCHEDULE B
                                 ----------



                              1994 DLFC Charges to LCC
                              ------------------------


     Indirect Services
     -----------------


                                   1994                  1993

                            -----------------    -------------------
                                        (Canadian dollars)
                                        ------------------

     ANNUAL
     INDIRECT
     SERVICES                     196,363               196,363
                                  =======               =======
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